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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 16, 2001


                                  HADRON, INC.
                                ----------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         NEW YORK                                                11-2120726
         --------                    --------------              ----------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
    OF INCORPORATION)                                        IDENTIFICATION NO.)


5904 RICHMOND HIGHWAY, SUITE 300, ALEXANDRIA, VIRGINIA             22303
--------------------------------------------------------------------------------
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


Registrant's telephone number, including area code:     (703) 329-9400
                                                  ------------------------------




--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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         ITEM 5. OTHER EVENTS.

         On January 16, 2001, Sterling E. Phillips, Jr. was appointed to the positions of President and Chief Executive Officer of Hadron, Inc. (the "Company"). Mr. Phillips was also elected to serve as a member of the Company's Board of Directors. Jon M. Stout resigned as President and Chief Executive Officer of the Company effective January 16, 2001 and was appointed to the position of Chairman. Mr. Stout also shall remain a member of the Company's Board of Directors. C.W. Gilluly resigned as Chairman effective January 16, 2001 and will continue to serve as a member of the Company's Board of Directors.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  January 23, 2001                         HADRON, INC.
                                                (Registrant)


                                                By: /s/
                                                    ----------------------------
                                                    Sterling E. Phillips, Jr.
                                                    Chief Executive Officer






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